CSFB 03-19

GROUP 1

Pay rules

1.

Pay nas priority amount to 1A4 and 1A23 prorata.

2.

According to the aggregate PAC schedule pay as follows:

i.

Concurrently as follows:

i.

63.5333100802232% as follows:

1.

Pay 1A22 according to its PAC schedule.

2.

To the 1A15 until retired.

3.

Pay 1A22 disregarding the PAC schedule until retired.

ii.

36.4666899197768% concurrently as follows:

1.

66.467657086438% as follows:

a.

To the 1A3 until retired.

b.

To the 1A1 until 17,725,000 has been paid to it in this step.

2.

33.532342913562% to the 1A1 until 21,736,000 has been paid to it in this step.

ii.

Concurrently as follows:

i.

63.5364381472775% to the 1A19 until retired.

ii.

36.4635618527225% as follows:

1.

To the 1A1 until 9,613,000 has been paid to it in this step.

2.

To the 1A14 until retired.

3.

To the 1A5, 1A8, 1A16, 1A20, 1A21 prorata until retired.

4.

To the 1A6 and 1A9 prorata until retired.

5.

To the 1A7 and 1A10 prorata until retired.

6.

Disregarding the aggregate PAC schedule pay as follows:

i.

Concurrently as follows:

i.

63.5333100802232% as follows:

1.

Pay 1A22 according to the PAC schedule.

2.

To the 1A15 until retired.

3.

Pay 1A22 disregarding the PAC schedule until retired.

ii.

36.4666899197768% concurrently as follows:

1.

66.467657086438% as follows:

a.

To the 1A3 until retired.

b.

To the 1A1 until retired.

2.

33.532342913562% to the 1A1 until retired.

ii.

Concurrently as follows:

i.

63.5364381472775% to the 1A19 until retired.

ii.

36.4635618527225% as follows:

1.

To the 1A1 until retired.

2.

To the 1A14 until retired.

7.

Pay 1A4 and 1A23 prorata until retired.

IO:

1A2: (225/525 * (1A15+1A22+1A3)) + (140/525 * 1a1)

Floater/Inverse Floaters:

1A16:  1ML + 1%, Floor 1%, Cap: 7.5%

1A20: 16.085106 – 2.680851 x 1ML , Floor: 0% , Cap: 16.085106%

1A21: 117 – 18 x 1ML, Floor: 0% , Cap: 9% (first strike: 6%)